Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials	¥ 57,419	$ 8,799	¥ 31,381
Work in progress	1,929	296	2,462
Finished goods	19,918	3,053	16,972
Inventories, total	79,266	12,148	50,815
Inventories provision	(32,172)	(4,931)	(32,325)
Inventories, net	¥ 47,094	$ 7,217	¥ 18,490